Trade and Finance Receivables (Notes)	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Trade and Finance Receivables
Trade and Finance Receivables
TRADE RECEIVABLES
The company's primary markets are in North America and Europe, but it also has sales in the Middle East and other markets. The majority of the company's sales in the Middle East are in Iran under license from the U.S. government that allows sale of food products to non-sanctioned parties. Sales to Iranian customers are in U.S. dollars and represent $17 million and $20 million of "Trade receivables, less allowances" on the Consolidated Balance Sheet at December 31, 2013 and 2012, respectively. Even though the sales in Iran are permitted, the international sanctions against Iran affected the ability of certain Iranian customers to pay invoices within terms because it became difficult for them to obtain U.S. dollars, euros or other suitable currencies in sufficient quantity on a regular basis. Over the course of 2012, the company's receivable balance with these customers increased making repayment more difficult, and the company established payment plans with each of these customers to reduce their balances. Certain customers have so far been able to find acceptable methods of payment to comply with their payment plans. However, some customers have not, and as a result the company recorded a reserve of $9 million in 2012, with an additional $2 million in 2013 as a result of further delinquency and other repayment risk. The company sources bananas from the Philippines for sale in the Middle East under a committed-volume, long-term purchase contract with a former joint venture partner through 2016. To mitigate risk, the company has reduced the amount of volume being sent to the Middle East and has developed customers in other Middle Eastern markets, such as Iraq and Saudi Arabia. However, Iran remains an important market for the company's Philippine-sourced bananas.
FINANCE RECEIVABLES
Finance receivables were as follows:

	December 31,
	2013		2012
(In thousands)	Grower Receivables	Seller Financing	Grower Receivables	Seller Financing
Gross receivable	$35,761	$27,127	$41,008	$30,523
Reserve	(32,877)	—	(36,854)	—
Net receivable	$2,884	$27,127	$4,154	$30,523

Current portion, net	$2,884	$3,990	$4,154	$3,691
Long-term portion, net	—	23,137	—	26,832
Net receivable	$2,884	$27,127	$4,154	$30,523

Activity in the finance receivable reserve is as follows:

(In thousands)	2013	2012
Reserve at beginning of year	$36,854	$37,519
Charged to costs and expenses	61	933
Recoveries	(1,128)	(1,597)
Write-offs	(2,910)	—
Foreign exchange and other	—	(1)
Reserve at end of year	$32,877	$36,854

Seasonal advances may be made to certain qualified growers of other produce, which are normally collected as the produce is harvested and sold. The company generally requires asset liens and pledges of the season's produce as collateral to support these advances. If sales of the season's produce do not result in full repayment of the advance, the company may exercise the collateral provisions or renegotiate the terms, including terms of interest, to collect the remaining balance.
The gross grower receivable balance includes $29 million and $30 million (all of which were classified as long-term) related to a Chilean grower of grapes and other produce as of December 31, 2013 and 2012, respectively. In 2011, the company recorded a reserve of $32 million for advances made to this Chilean grower. Late in 2011, the Chilean grower was declared bankrupt; the company continues to aggressively negotiate recovery with the bankruptcy trustee and other creditors of the grower and has recovered approximately $1 million and $2 million in 2013 and 2012, respectively.
The company provided seller financing in the 2009 sale of the former joint venture that sourced bananas and pineapples from the Philippines for sale in the Middle East and Asia. The financing for the sale of this joint venture is a note receivable in equal installments through 2019. Payments are current on this note receivable. At both December 31, 2013 and 2012, the current portion of the note receivable is included in "Other receivables, net" and the long-term portion is included in "Investments and other assets, net" on the Consolidated Balance Sheets. The company also provided seller financing in the 2004 sale of its former Colombian subsidiary in the form of a note receivable, which was fully repaid in July 2012. The terms of the seller financing were based on the earnings power of the businesses sold.